Exhibit 10.7

OMNIBUS AMENDMENT NO. 8
TO COMBINED CREDIT AGREEMENTS
THIS OMNIBUS AMENDMENT NO. 8 TO COMBINED CREDIT AGREEMENTS (this “Amendment”), dated as of November 7, 2014, is among QUICKSILVER RESOURCES INC., (the “U.S. Borrower”), QUICKSILVER RESOURCES CANADA INC., (the “Canadian Borrower”) (collectively, the “Combined Borrowers”), the Guarantors, JPMORGAN CHASE BANK, N.A., as global administrative agent (in such capacity, the “Global Administrative Agent”), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent” and, together with the Global Administrative Agent, the “Administrative Agents”), and each of the U.S. Lenders and Canadian Lenders party hereto.

R E C I T A L S
A.    The U.S. Borrower, the Global Administrative Agent and the various financial institutions party thereto as Agents or Lenders (the “U.S. Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of December 22, 2011 (as amended by Omnibus Amendment No. 1 dated as of May 23, 2012, Omnibus Amendment No. 2 dated as of August 6, 2012, Omnibus Amendment No. 3 dated as of October 5, 2012, Omnibus Amendment No. 4 dated as of April 30, 2013, Omnibus Amendment No. 5 dated as of June 21, 2013, Omnibus Amendment No. 6 dated as of November 15, 2013, and Omnibus Amendment No. 7 dated as of April 25, 2014, and as further amended, supplemented or modified, the “U.S. Credit Agreement”).
B.    The U.S. Borrower, as parent, the Canadian Borrower, the Canadian Administrative Agent, the Global Administrative Agent, and the various financial institutions party thereto as agents or lenders (the “Canadian Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of December 22, 2011 (as amended by Omnibus Amendment No. 1 dated as of May 23, 2012, Omnibus Amendment No. 2 dated as of August 6, 2012, Omnibus Amendment No. 3 dated as of October 5, 2012, Omnibus Amendment No. 4 dated as of April 30, 2013, Omnibus Amendment No. 5 dated as of June 21, 2013, Omnibus Amendment No. 6 dated as of November 15, 2013, and Omnibus Amendment No. 7 dated as of April 25, 2014, and as further amended, supplemented or modified, the “Canadian Credit Agreement”) (the U.S. Credit Agreement and the Canadian Credit Agreement being collectively referred to as the “Combined Credit Agreements”).
C.    The Combined Borrowers have requested that the Required Lenders and the Required U.S. Lenders agree, and the Required Lenders and the Required U.S. Lenders have agreed, to amend and waive certain provisions of the Combined Credit Agreements.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the U.S. Credit Agreement, as amended by this

Amendment. Unless otherwise indicated, all section references in this Amendment refer to applicable section of the Combined Credit Agreements.
Section 2.    Amendments to Combined Credit Agreements.
2.1    Amendment to Section 1.02 – Certain Defined Terms of the Combined Credit Agreements.
(a)    In the definition of “Consolidated Net Income” in each Combined Credit Agreement:
(i) clause (c) is hereby amended and restated to read as follows:

“(c) any extraordinary gains (or extraordinary losses) during such period;”;

(ii) clause (g) is hereby amended and restated to read as follows:

“(g) any gain (or losses) realized in connection with the asset sales;”; and

(iii) clause (h) is hereby amended to (A) replace the word “and” at the end of clause (h)(iv) with a comma, (B) replace the semi-colon at the end of clause (h)(v) with a comma and (C) add the following new clause (h)(vi):

“(vi) any strategic transactions, asset dispositions or acquisitions or the evaluation thereof or of other transactions, whether or not consummated, which, in each case, are paid in the fiscal year ended December 31, 2015 and are in an aggregate amount not to exceed $7,500,000;”.

2.2    Amendments to Section 8.01 — Monthly Financial Reporting Package.
(a)    Section 8.01 of the U.S. Credit Agreement is hereby amended by adding the following new Section 8.01(j):
“(j)    Monthly Financial Reporting Package. As soon as available, but in any event within one (1) month and five (5) Business Days after the last day of each month, with delivery commencing December 5, 2014, an internally generated monthly financial reporting package for the Borrower and its Consolidated Subsidiaries, including, but not limited to, an internally prepared cash flow analysis, in each case, in form reasonably satisfactory to the Global Administrative Agent.”

(b)    Section 8.01 of the Canadian Credit Agreement is hereby amended by adding the following new Section 8.01(j):
“(j)    Monthly Financial Reporting Package. As soon as available, but in any event within one (1) month and five (5) Business Days after the last day of each month, with delivery commencing December 5, 2014, an internally generated monthly financial reporting package

2

for the Parent and its Consolidated Subsidiaries, including, but not limited to, an internally prepared cash flow analysis, in each case, in form reasonably satisfactory to the Global Administrative Agent.”

2.3    Amendments to Section 9.01— Financial Covenants.
(a)    Section 9.01 of the U.S. Credit Agreement is hereby amended to add the following new Section 9.01(d):
“(d)    EBITDAX Covenant. The Borrower will not, as of the last day of any fiscal quarter set forth below, commencing with the fiscal quarter ending December 31, 2014, permit EBITDAX to be less than the amount set forth opposite such date in the table below:

Fiscal Quarter Ending	Minimum EBITDAX
December 31, 2014	$30,000,000.00
March 31, 2015	$59,000,000.00
June 30, 2015	$87,250,000.00
September 30, 2015	$120,500,000.00
December 31, 2015	$122,000,000.00

provided, that for purposes of calculating the minimum EBITDAX covenant set forth in this Section 9.01(d), for the fiscal quarter ending (i) December 31, 2014, EBITDAX shall be equal to EBITDAX for the most recent full fiscal quarter of the Borrower then ending, (ii) March 31, 2015, EBITDAX shall be equal to EBITDAX for the two most recent full fiscal quarters of the Borrower then ending, (iii) June 30, 2015, EBITDAX shall be equal to EBITDAX for the three most recent full fiscal quarters of the Borrower then ending, (iv) September 30, 2015, EBITDAX shall be equal to EBITDAX for the four most recent full fiscal quarters of the Borrower then ending and (v) December 31, 2015, EBITDAX shall be equal to EBITDAX for the four most recent full fiscal quarters of the Borrower then ending.”

(b)    Section 9.01 of the Canadian Credit Agreement is hereby amended to add the following new Section 9.01(d):
“(d)    EBITDAX Covenant. The Parent will not, as of the last day of any fiscal quarter, commencing with the fiscal quarter ending December 31, 2014, permit EBITDAX to be less than the amount set forth opposite such date in the table below:

Fiscal Quarter Ending	Minimum EBITDAX
December 31, 2014	$30,000,000.00
March 31, 2015	$59,000,000.00
June 30, 2015	$87,250,000.00
September 30, 2015	$120,500,000.00
December 31, 2015	$122,000,000.00

3

provided, that for purposes of calculating the minimum EBITDAX covenant set forth in this Section 9.01(d), for the fiscal quarter ending (i) December 31, 2014, EBITDAX shall be equal to EBITDAX for the most recent full fiscal quarter of the Parent then ending, (ii) March 31, 2015, EBITDAX shall be equal to EBITDAX for the two most recent full fiscal quarters of the Parent then ending, (iii) June 30, 2015, EBITDAX shall be equal to EBITDAX for the three most recent full fiscal quarters of the Borrower then ending, (iv) September 30, 2015, EBITDAX shall be equal to EBITDAX for the four most recent full fiscal quarters of the Parent then ending and (v) December 31, 2015, EBITDAX shall be equal to EBITDAX for the four most recent full fiscal quarters of the Parent then ending .”

Section 3.    Global Borrowing Base Redetermination; Allocation of U.S. Borrowing Base and Canadian Borrowing Base.    The Required Lenders and the Combined Borrowers agree that from and after the Eighth Amendment Effective Date (as defined below), the amount of the Global Borrowing Base shall be $325,000,000 and the amount of the U.S. Borrowing Base shall be $250,000,000, with an Allocated U.S. Borrowing Base of $185,000,000 and an Allocated Canadian Borrowing Base of $140,000,000. This provision does not limit redeterminations of the Global Borrowing Base or the U.S. Borrowing Base, including in accordance with Section 2.07(c) or further adjustments thereto pursuant to Section 8.12(c), Section 9.02(n), Section 9.10(d) or Section 9.10(i) of the Combined Credit Agreements. This Section 3 constitutes a New Borrowing Base Notice in accordance with Section 2.07(d) of the Combined Credit Agreements and a Borrowing Base Allocation Notice in accordance with Section 2.07(e) of the Combined Credit Agreements, in each case, delivered in connection with this second Scheduled Redetermination of the Global Borrowing Base and U.S. Borrowing Base for the 2014 calendar year.
Section 4.    Reduction of Aggregate Maximum Credit Amounts.
4.1    Pursuant to the Reduction in Aggregate Maximum Credit Amounts Notice dated, April 22, 2014, provided by the Combined Borrowers to the Global Administrative Agent and the Canadian Administrative Agent, the Combined Aggregate Maximum Credit Amount was reduced to $650,000,000, the Aggregate Maximum Credit Amount was reduced to $400,000,000 and the Canadian Aggregate Maximum Credit Amount was reduced to $250,000,000.
4.2    Pursuant to, and in accordance with, Section 2.06(b) of each Combined Credit Agreement, the Combined Borrowers hereby notify the Global Administrative Agent and the Canadian Administrative Agent that as of the Eighth Amendment Effective Date (a) the Combined Aggregate Maximum Credit Amount shall be reduced to $450,000,000, (b) the Aggregate Maximum Credit Amount shall be reduced to $275,000,000 and (c) the Canadian Aggregate Maximum Credit Amount shall be reduced to $175,000,000 (each, a “Reduction”). After giving effect to each Reduction, the Combined Borrowers certify that the total Revolving Credit Exposures (as defined in the applicable Combined Credit Agreement as used in this Section) do not exceed the total Commitments (as defined in the applicable Combined Credit Agreement as used in this Section). This Section 4.2 constitutes the notice that the Global Administrative Agent and the Canadian Administrative Agent shall provide to the Lenders pursuant to Section 2.06(b)(ii) of each Combined Credit Agreement.

4

Section 5.    Waiver Request. The Combined Borrowers hereby request and the Global Administrative Agent, the Canadian Administrative Agent and the Majority Lenders hereby agree to waive compliance with the minimum interest coverage ratio set forth in Section 9.01(a) of the Combined Credit Agreements (the “Interest Coverage Ratio”) for the fiscal quarters ending December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 (the “Specified Waiver”) and, for the avoidance of doubt, no Default or Event of Default may arise from any failure to comply with the Interest Coverage Ratio for the fiscal quarters then ending. The Specified Waiver shall not be a waiver by the Global Administrative Agent, the Canadian Administrative Agent, the U.S. Lenders or the Canadian Lenders of any other defaults which may exist or which may occur in the future under the Combined Credit Agreements and/or the other Loan Documents (as defined in the applicable Combined Credit Agreement, as used in this Section 4) (collectively, “Other Violations”). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever: (i) impair, prejudice or otherwise adversely affect the Global Administrative Agents’, the Canadian Administrative Agents’, the U.S. Lenders’ or the Canadian Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Other Violations, (ii) amend or alter any provision of the Combined Credit Agreements, the other Loan Documents, or any other contract or instrument except as expressly set forth in this Amendment, or (iii) constitute any course of dealing or other basis for altering any obligation of the Combined Borrowers or any right, privilege or remedy of the Global Administrative Agent, the Canadian Administrative Agent, the U.S. Lenders or the Canadian Lenders under the Combined Credit Agreements, the other Loan Documents, or any other contract or instrument. Nothing in this Amendment shall be construed to be a consent or waiver by the Global Administrative Agent, the Canadian Administrative Agent, the U.S. Lenders or the Canadian Lenders to any Other Violations.
Section 6.    Conditions Precedent.
6.1    This Amendment shall not become effective until the date on which each of the following conditions is satisfied (the “Eighth Amendment Effective Date”):
(a)    The Global Administrative Agent shall have received from each of the Combined Borrowers, the Guarantors, the U.S. Required Lenders, the Required Lenders, the Global Administrative Agent and the Canadian Administrative Agent counterparts of this Amendment signed on behalf of each such Person.
(b)    The Combined Borrowers shall have paid all amounts due and payable in connection with this Amendment on or prior to the Eighth Amendment Effective Date, including (i) to the extent invoiced at least one (1) Business Day prior to such date, all documented out-of-pocket expenses required to be reimbursed or paid by the Combined Borrowers under the Combined Credit Agreements and (ii) all consent fees owing under the Consent Fee Letter dated the date hereof between the U.S. Borrower and the Global Administrative Agent.
Section 7.    Miscellaneous.

5

7.1    Confirmation. All of the terms and provisions of the Combined Credit Agreements, as amended by this Amendment, are, and shall remain, in full force and effect following the effectiveness of this Amendment.
7.2    Ratification and Affirmation; Representations and Warranties. Each Combined Borrower hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document (as defined in the applicable Combined Credit Agreement as used in this Section) to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (c) represents and warrants to the Lenders (as defined in the applicable Combined Credit Agreement) that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects on and as of the Eighth Amendment Effective Date, except that to the extent any such representations and warranties are (x) expressly limited to an earlier date, in which case, on the Eight Amendment Effective Date such representations and warranties shall continue to be true and correct as of such specified earlier date and (y) qualified by materiality, such representations and warranties (as so qualified) shall continue to be true and correct in all respects and (ii) no Default (as defined in the applicable Combined Credit Agreement) has occurred and is continuing as of the Eighth Amendment Effective Date. Each Guarantor (as defined in the applicable Combined Credit Agreement) (i) acknowledges the terms of this Amendment and (ii) ratifies and affirms (A) its respective obligations under the Loan Documents to which it is a party (including its guarantee obligations under the applicable Guaranty Agreement (as defined in the applicable Combined Credit Agreement) to which it is a party as amended hereby), all of which shall continue in full force and effect and (B) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Secured Indebtedness or Canadian Secured Indebtedness, as the case may be, in accordance with the terms thereof, in each case, after giving effect to this Amendment. This Amendment is a Loan Document.
7.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart hereof.
7.4    Governing Law, Jurisdiction, etc. Sections 12.09 and 12.18 of the Canadian Credit Agreement shall be incorporated herein mutatis mutandis as this Amendment relates to the Canadian Credit Agreement and Sections 12.09 and 12.18 of the U.S. Credit Agreement shall be incorporated herein mutatis mutandis as this Amendment relates to the U.S. Credit Agreement.
[SIGNATURES BEGIN NEXT PAGE]

6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

QUICKSILVER RESOURCES INC., a Delaware corporation

By:	/s/ Glenn Darden Name: Glenn Darden Title: President and Chief Executive Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

QUICKSILVER RESOURCES CANADA INC., an Alberta, Canada corporation

By:	/s/ Glenn Darden Name: Glenn Darden Title: President and Chief Executive Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

With respect to Section 7 hereof: COWTOWN PIPELINE MANAGEMENT, INC., a Texas corporation

By: /s/ Glenn Darden Name: Glenn Darden Title: President and Chief Executive Officer

COWTOWN PIPELINE FUNDING, INC., a Delaware corporation

By: /s/ Glenn Darden Name: Glenn Darden Title: President and Chief Executive Officer

COWTOWN GAS PROCESSING L.P., a Texas limited partnership By: Cowtown Pipeline Management, Inc., its general partner

By: /s/ Glenn Darden Name: Glenn Darden Title: President and Chief Executive Officer

COWTOWN PIPELINE L.P., a Texas limited partnership By: Cowtown Pipeline Management, Inc., its general partner

By: /s/ Glenn Darden Name: Glenn Darden Title: President and Chief Executive Officer

BARNETT SHALE OPERATING, LLC., a Delaware limited liability company
By: /s/ Glenn Darden Name: Glenn Darden Title: President and Chief Executive Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

SILVER STREAM PIPELINE COMPANY LLC., a Delaware limited liability company

By: /s/ Glenn Darden Name: Glenn Darden Title: President and Chief Executive Officer

QPP HOLDINGS LLC, a Delaware limited liability company

By: /s/ Glenn Darden Name: Glenn Darden Title: President and Chief Executive Officer

QPP PARENT LLC, a Delaware limited liability company By: Quicksilver Resources Inc., its sole member

By: /s/ Glenn Darden Name: Glenn Darden Title: President and Chief Executive Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

JPMORGAN CHASE BANK, N.A., as a Lender under the U.S. Credit Agreement, as Global Administrative Agent

By:	/s/ Patricia S. Carpen Name: Patricia S. Carpen Title: Senior Asset Manager

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Lender under the Canadian Credit Agreement and as Canadian Administrative Agent

By:	/s/ Steve Voigt Name: Steve Voigt Title: Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

BANK OF AMERICA, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ John W. Woodiel III Name: John W. Woodiel III Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

BANK OF AMERICA, N.A., (by its Canada Branch) as a Lender under the Canadian Credit Agreement

By:	/s/ Sylwia Durkiewicz Name: Sylwia Durkiewicz Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

BRANCH BANKING & TRUST COMPANY, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement

By:	/s/ Ryan Aman Name: Ryan Aman Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender under the Canadian Credit Agreement

By:	/s/ E. Lindsay Gordon Name: E. Lindsay Gordon Title: Canadian Imperial Bank of Commerce Executive Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender under the U.S. Credit Agreement

By:	/s/ E. Lindsay Gordon Name: E. Lindsay Gordon Title: Canadian Imperial Bank of Commerce Executive Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

CITIBANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Eamon Baqui Name: Eamon Baqui Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

CITIBANK, N.A., CANADIAN BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Jonathan Cain Name: Jonathan Cain Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

COMERICA BANK, as a Lender under the U.S. Credit Agreement

By:	/s/ Brandon M. White Name: Brandon M. White Title: Assistant Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

COMERICA BANK, CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Prashant Prakash Name: Prashant Prakash Title: AVP & Portfolio Risk Manager

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

COMPASS BANK, as a Lender under the U.S. Credit Agreement

By:	/s/ Blake Kirshman Name: Blake Kirshman Title: Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement

By:	/s/ Sharada Manne Name: Sharada Manne Title: Managing Director

By:	/s/ Michael Willis Name: Michael Willis Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender under the U.S. Credit Agreement

By:	/s/ Nupur Kumar Name: Nupur Kumar Title: Authorized Signatory

By:	/s/ Samuel Miller Name: Samuel Miller Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

CREDIT SUISSE AG, TORONTO BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Alain Daoust Name: Alain Daoust Title: Authorized signatory

By:	/s/ Nicholas Lam Name: Nicholas Lam Title: Authorized signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender under the U.S. Credit Agreement

By:	/s/ Benjamin Souh Name: Benjamin Souh Title: Vice President

By:	/s/ Kelvin Ji Name: Kelvin Ji Title: Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

DEUTSCHE BANK AG CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Paul Uffelmann Name: Paul Uffelmann Title: Vice President

By:	/s/ Scott Lampard Name: Scott Lampard Title: Chief Country Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

EXPORT DEVELOPMENT CANADA, as a Lender under the U.S. Credit Agreement

By:	/s/ Trevor Mulligan Name: Trevor Mulligan Title: Asset Manager

By:	/s/ Talal M. Kairouz Name: Talal M. Kairouz Title: Senior Asset Manager

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

GOLDMAN SACHS BANK USA, as a Lender under the U.S. Credit Agreement

By:	/s/ Michelle Latzoni Name: Michelle Latzoni Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

KEYBANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Stephen J Jones Name: Stephen J Jones Title: Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

SUMITOMO MITSUI BANKING CORPORATION, as a Lender under the U.S. Credit Agreement

By:	/s/ Akira Ando Name: Akira Ando Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

THE BANK OF NOVA SCOTIA, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement

By:	/s/ Alan Dawson Name: Alan Dawson Title: Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

THE ROYAL BANK OF SCOTLAND PLC, as a Lender under the U.S. Credit Agreement

By:	/s/ David W. Stack Name: David W. Stack Title: Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

THE ROYAL BANK OF SCOTLAND PLC, CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ David W. Stack Name: David W. Stack Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

TORONTO DOMINION (NEW YORK) LLC, as a Lender under the U.S. Credit Agreement

By:	/s/ Marie Fernandes Name: Marie Fernandes Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

THE TORONTO-DOMINION BANK, as a Lender under the Canadian Credit Agreement

By:	/s/ Marie Fernandes Name: Marie Fernandes Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

U.S. BANK NATIONAL ASSOCIATION, as a Lender under the U.S. Credit Agreement

By:	/s/ Christopher D. Zumberge Name: Christopher D. Zumberge Title: Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

UBS AG, STAMFORD BRANCH, as a Lender under the U.S. Credit Agreement

By:	/s/ Lana Gifas Name: Lana Gifas Title: Director

By:	/s/ Jennifer Anderson Name: Jennifer Anderson Title: Associate Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

UBS AG CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Lana Gifas Name: Lana Gifas Title: Director

By:	/s/ Jennifer Anderson Name: Jennifer Anderson Title: Associate Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

WELLS FARGO BANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Trent J. Brendon Name: Trent J. Brendon Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS

WELLS FARGO FINANCIAL CORPORATION CANADA, as a Lender under the Canadian Credit Agreement

By:	/s/ Jeahnette Cavaliere Name: Jeahnette Cavaliere Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 8 TO
COMBINED CREDIT AGREEMENTS